UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2012

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 345-2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2012, the Registrant held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting stockholders: 1) elected the six Board of Director nominees to serve as directors of the Registrant for the ensuing year, 2) approved, by a non-binding advisory vote, the compensation of the Registrant’s named executive officers, 3) reapproved the material terms of the Internal Revenue Code Section 162(m) performance goals of the 2007 Employers Mutual Casualty Company Stock Incentive Plan, 4) approved the 2013 Employers Mutual Casualty Company Non-Employee Director Stock Purchase Plan, and 5) ratified the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the current fiscal year.

The voting results are set forth below.

Proposal 1:	Election of Directors:

Nominee	Votes Cast for	Against	Abstain	Broker Non-Votes
George C. Carpenter III	11,202,744	451,627	10,517	585,198
Stephen A. Crane	11,300,358	357,589	6,941	585,198
Jonathan R. Fletcher	11,295,216	356,618	13,054	585,198
Robert L. Howe	11,628,268	32,079	4,541	585,198
Bruce G. Kelley	11,622,586	31,769	10,533	585,198
Gretchen H. Tegeler	11,628,352	31,995	4,541	585,198

Proposal 2:	Approve, by a non-binding advisory vote, the compensation of the Registrant’s named executive officers as disclosed in the proxy statement:

			Broker
For	Against	Abstain	Non-Votes
11,549,883	78,855	36,150	585,198

Proposal 3:	Reapprove the material terms of the Internal Revenue Code Section 162(m) performance goals of the 2007 Employers Mutual Casualty Company Stock Incentive Plan:

			Broker
For	Against	Abstain	Non-Votes
11,470,469	168,395	26,024	585,198

Proposal 4:	Approve the 2013 Employers Mutual Casualty Company Non-Employee Director Stock Purchase Plan:

			Broker
For	Against	Abstain	Non-Votes
9,484,050	2,155,356	25,482	585,198

Proposal 5:	Ratify the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the current fiscal year:

			Broker
For	Against	Abstain	Non-Votes
12,203,922	39,200	6,964	-

Item 7.01	Regulation FD Disclosure.

On May 24, 2012, the Board of Directors of the Registrant declared a quarterly dividend of twenty (20) cents per share of common stock payable June 11, 2012 to shareholders of record as of June 4, 2012. A press release was issued May 25, 2012 announcing the dividend.  The press release is furnished as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on May 25, 2012.

EMC INSURANCE GROUP INC.
Registrant

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release